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                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.   20549




                                FORM 8-K/A



                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):
                            May 8, 2006




                              Versar Inc.
        (Exact Name of Registrant as Specified in its Charter)



                               Delaware
                   (State or Other Jurisdiction)

                   1-9309(Commission File Number)

                              54-0852979
                   (IRS Employer Identification No.)



           6850 Versar Center, Springfield, Virginia 22151
              (Address of Principal Executive Offices)



                           (703) 750-3000
        (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)




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This amendment to Form 8-K is being filed by the registrant for the purposes of eliminating extraneous written material in the original filing.


Item 1.01.  Entry into a Material Definitive Agreement

On May 3, 2006, the Compensation Committee of the Board of
Directors of the Company increased the base salary of Gina
Foringer, Senior Vice President, by $5,000 effective May 13,
2006 and awarded her 1,000 restricted shares.



Exhibit No. 	Description
  NONE


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      SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                         VERSAR, INC.





                   Date: May 8, 2006





                          By:  /S/

                          _______________________________________
                          James C. Dobbs
                          Senior Vice President & General Counsel